EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into Indiana Gas Company, Inc.'s previously filed Registration Statement File No. 333-82111.



                                             /s/Arthur Andersen LLP
                                             Arthur Andersen LLP


Indianapolis, Indiana,
May 12, 2000.